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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 9, 2008

                            Petrol Oil and Gas, Inc.
             (Exact name of registrant as specified in its charter)

             Nevada                   0-3009                      90-0066187
 ------------------------------     ----------                -----------------
(State or other jurisdiction of    (Commission               (I.R.S. Employer
         incorporation)            File Number)              Identification No.)

                          11020 King Street, Suite 375
                              Overland Park, Kansas                66210
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                     (Address of principal executive office)     (Zip Code)

                                 (913) 323-4925
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.04      Triggering Events That Accelerate or Increase a Direct Financial
               Obligation or an Obligation under an Off-Balance Sheet
               Arrangement.


     On April 9, 2008, Petrol Oil and Gas, Inc. ("Petrol") received a notice of default (the "Notice of Default") from LV Administrative Services, Inc., administrative and collateral agent for: Laurus Master Fund, Ltd., Valens Offshore SPV I, Ltd., Valens U.S. SPV I, LLC, Calliope Capital Corporation and Pallas Production Corp. (collectively, the "Holders"). The Notice of Default asserts that Petrol is in default of certain obligations under its Secured Convertible Term Note, dated October 28, 2004, in the principle amount of $8,000,000; its Secured Term Note, dated October 31, 2005, in the principle amount of $10,000,000; its Secured Term Note, dated March 31, 2006, in the principle amount of $5,000,000; and its Secured Term Note, dated May 26, 2006, in the principle amount of $10,000,000 (collectively, the "Notes").

     The Notice of Default demands immediate payment of all monies due under the Notes because of multiple events of default, including failure to make payments when due. Pursuant to the declaration of an event of default, the Holders have declared the entire outstanding and unpaid principal amount of the Notes, together with the accrued and unpaid interest immediately due and payable. The Notice of Default asserts that of April 8, 2008, the total amount due to the Holders is $34,881,420.09. The Notes are collateralized by substantially all of the assets of the Company.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PETROL OIL AND GAS, INC.

                                            By:  /s/  Loren W. Moll
                                               --------------------------------
                                                      Loren W. Moll
                                                      President and
                                                      Chief Executive Officer

Date:    April 11, 2008